UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                ------------------------------------------------

                                 FORM  8-K


                              CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):  August 6, 2003

                        ROFIN-SINAR TECHNOLOGIES INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware               000-21377              38-3306461
-----------------------------    ----------------       --------------------
(State of other jurisdiction     (Commission File       (I.R.S. Employer
 of incorporation)                 Number)              Identification No.)


         40984 Concept Drive, Plymouth, MI                 48170
      ----------------------------------------         ------------
      (Address of principal executive offices)          (Zip Code)


                              (734) 455-5400
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          (Registrant's telephone number, including area code)

                               Not Applicable
        -----------------------------------------------------------
          (Former name, former address and former fiscal year,
                     if changed since last report)



















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Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     99.1 The Registrant's Press Release dated August 6, 2003 reporting the Company's earnings for the third quarter ended June 30, 2003.


Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition")

On August 6, 2003, Rofin-Sinar Technologies Inc. announced its financial results for the third quarter ended June 30, 2003. The earnings release for the interim period is attached hereto as an exhibit to this current report on Form 8-K and is being furnished pursuant to Item 12 of Form 8-K.

In accordance with SEC Release No 33-8216, the following information in this Form 8-K and the exhibit attached to this Form 8-K which are intended to be furnished under Item 12. "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure". This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Rofin-Sinar Technologies Inc.
                               ---------------------------------
                                     (Registrant)

   Date:   August 6, 2003         /s/  Gunther Braun
                               ---------------------------------
                                   Gunther Braun
                              Executive Vice President,
                              Finance and Administration, and
                              Chief Financial Officer













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                           Exhibit Index

Exhibit Number           Description
---------------          -------------
 99.1                    Press release dated August 6, 2003, reporting the
                         Company's earnings for the third quarter ended
                         June 30, 2003

















































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